Exhibit 23


[IGAL BRIGHT MAN & CO. LETTERHEAD]





                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------



As independent public accountants of AM-HAL Ltd., we hereby consent to the incorporation of our report dated February 11, 1996, included in this Form 10-K (relating to the financial statements of AM-HAL LTD, not included herein), into the Company's previously filed Registration Statements No. 33-51023 and No. 33-55137.




/s/ IGAL BRIGHTMAN & CO.
IGAL BRIGHTMAN & CO.
Certified Public Accountants (Isr.)




March 25, 1996

                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                         -----------------------------------------



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No.s 33-51023 and 33-55137.



New York, New York
March 25, 1996

                                          March 25, 1996

Arthur Anderson & Co.
1345 Avenue of the Americas
New York, N.Y. 10105
U.S.A
- -----

Gentlemen:

Re: Ampal Engineering (1994) Ltd.
    Consent of independent public accountants
    -----------------------------------------

As independent public accountants of Ampal Engineering (1994) Ltd., we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and
No. 55137.

                                                   Sincerely,




                                                   /s/  Shlomo Ziv & Co.
                                                  Shlomo Ziv & Co.
                                             Certified Public Accountants (Isr.)

[COHEN, EYAL, YEHOSHUA & CO. LETTERHEAD]





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



      As independent public accountants of Ampal Enterprises Ltd., we hereby consent to the incorporation of our report included in this form 10K, into the Company's previous filed Registration Statement File No. 33-51023, and
No. 55137.




                                                    Cohen, Eyal, Yehoshua & Co.
                                             Certified Public Accountants (Isr.)

March 25, 1996

                         [FAHN, KANNE & CO. LETTERHEAD]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants of Ampal Financial Service Ltd., we hereby consent to the incorporation of our report included in Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023 and
No. 55137.





                                                           /s/ Fahn, Kanne & Co.
                                                               Fahn, Kanne & Co.
                                             Certified Public Accountants (Isr.)



Tel-Aviv, Israel
March 25, 1996

[SHLOMO ZIV & CO. LETTERHEAD]


                                                                  March 25, 1996

Arthur Anderson & Co.
1345 Avenue of the Americas
New York, N.Y. 10105
U.S.A
- -----


Gentlemen,

Re: Ampal Holdings (1991) Ltd.
    Consent of independent public accountants
    -----------------------------------------

As independent public accountants of Ampal Holdings (1991) Ltd. we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and
No. 55137.

                                                      Sincerely,


                                            /s/ Shlomo Ziv & Co.
                                                Shlomo Ziv & Co.
                                            Certified Public Accountants (Isr.)

                         [FAHN, KANNE & CO. LETTERHEAD]



                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTS
                ------------------------------------------------

As independent certified public accountants of Ampal Industries (Israel)

Ltd., we hereby consent to the incorporation of our report included in

Form 10-K, into the Company's previously filed Registration Statement

File No. 33-51023 and No. 55137.



                                                      /s/ Fahn, Kanne & Co.
                                                      Fahn, Kanne & Co.
                                             Certified Public Accountants (Isr.)


Tel-Aviv, Israel
March 25, 1996

[Haft & Haft Letterhead]


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------




     As independent public accountants of Ampal (Israel) Ltd., we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File
No. 33-51023, and No. 55137.




                                                   /s/H.H.S.L. Haft & Haft & Co.
                                                      H.H.S.L. Haft & Haft & Co.
                                             Certified Public Accountants (Isr.)



March 25, 1996

                  [COHEN, EYAL, YEHOSHUA & CO. LETTERHEAD]





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



      As independent public accountants of Ampal Properties Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023 and
No. 55137.




                                                /s/ Cohen, Eyal, Yehoshua & Co.
                                                    Cohen, Eyal, Yehoshua & Co.
                                             Certified Public Accountants (Isr.)

March 25, 1996

                               Morris Brankin & Co.
                               Chartered Accountants

Ampal-American Israel Corporation
1177 Avenue of the Americas
New York, N.Y. 10036-2091



               Re: CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



This is to inform you that we consent, as independent public accountants of Bank Hapoalim (Cayman) Ltd., to the incorporation of our report included in Form 10-K, into the Ampal-American Israel Corporation's previously filed Registration Statement File No. 33-51023, and No. 33-55137.





                                          /s/ Morris Brankin & Co.
                                          Morris Brankin & Co.


March 25, 1996

                       [RONEL STETTNER & CO. LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------




As independent public accountants of Bay Heart Limited, we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023 and No. 33-55137.






                                                /S/ RONEL STETTNER & CO.
                                                RONEL STETTNER & CO.
                                                Certified Public Accountants
                                                (Israel)






March 26, 1996

           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants of Carmel Container Systems Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No.
33-51023, and No. 55137.






                                      /s/ KOST, LEVARY and FORER
Tel-Aviv, Israel                      KOST, LEVARY and FORER
March 25, 1996                      Certified Public Accountants (Israel)

                            [Porat & Co. Letterhead]



                                                                  March 25, 1996






Arthur Andersen & Co.

1345 Avenue of the Americas

New York, N.Y. 10105


Gentlemen,

                     Re:  Consent of Independent Public Accountants

                             of Country Club Kfar-Saba Ltd.
                             ------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed

Registration Statement File No. 33-51023 and No. 33-55137.



                                            /s/ Porat & Co.
                                                Porat & Co.
                                             Certified Public Accountants (Isr.)

                    [COHEN, EYAL, YEHOSHUA & CO. LETTERHEAD]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



     As independent public accountants of Davidson Atai Publishers Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023 and No. 33-55137.




                                          /s/ Cohen, Eyal, Yehoshua & Co.
                                          Cohen, Eyal, Yehoshua & Co.
                                          Certified Public Accountants (Isr.)
March 25, 1996

           [FRIEDMAN, SHAPIRA, GOLDSTEIN, SITERMAN & CO. LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants of Epsilon Investment House Ltd., we hereby consent to the incorporation of our report included in Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.



/s/ FRIEDMAN, SHAPIRA, GOLDSTEIN, SITERMAN & CO.
FRIEDMAN, SHAPIRA, GOLDSTEIN, SITERMAN & CO.
Certified Public Accountants








March 25th, 1996

                           [SOMEKH CHAIKIN LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants of Granite Hacarmal Investments Limited, we hereby consent to the incorporation of our report, dated February 26, 1996, included in Form 10-K of Ampal American Israel Corporation, previously filed in Registration Statement File No. 33-51023, and No. 33-55137.



/s/ Somekh Chaikin
Somekh Chaikin

Certified Public Accountants (ISRAEL)




Haifa, March 25, 1996

                                  HAPOALIM CASA BASA



[CR. R. VILLARMARZO Y ASOC. LETTERHEAD]







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------




As independent public accountants of Hapoalim Mayo Casa Bancaria S.A., we hereby consent to the incorporation of our report included in this Form 10K dated January 25, 1995, into the Company's previously filed Registration Statement File No. 33-51023 and No. 55137.

We inform you that we also audited the financial statements for the year ended December 31, 1995, and issued a report dated March 8, 1996 being available for the same purposes.






March 25, 1996

                                                      /s/ CR. R. VILLARMARZO
                                                    CR. R. VILLARMARZO Y ASOC.
                                                     Ernst & Young International

[PORAT & CO. LETTERHEAD]
                                                                  March 25, 1996



Arthur Andersen & Co.

1345 Avenue of the American

New York, N.Y. 10105


Gentlemen,



                  Re: CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                      OF HOD HASHARON SPORT CENTER (1992) LIMITED PARTNERSHIP

                      -------------------------------------------------------



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Partnership's previously filed

Registration Statement File No. 33-51023 and No. 33-55137.




                                                /s/ Porat & Co.
                                                    Porat & Co.
                                             Certified Public Accountants (Isr.)

HAFT & HAFT & CO.
[ LETTERHEAD ]





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------



     As independent public accountants of MDF Industries Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.





                                           --------------------------
March 25, 1996                              H.H.S.L. Haft & Haft & Co.
                                      Certified Public Accountants (Isr.)

           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants of Mivnat Holding Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.






                                      /s/  Kost, LeVary and Forer
Tel-Aviv, Israel                      KOST, LEVARY and FORER
March 25, 1996                      Certified Public Accountants (Israel)

HAGGAI WALLENSTEIN, DOV & Co., C.P.A. (Isr.)
[ LETTERHEAD ]




              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
              -----------------------------------------




As independent public accountants of Moriah Hotels Ltd., we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.






                                            HAGGAI WALLENSTEIN, DOV & Co.
                                         Certified Public Accountants (Isr.)

Ramat-Gan, Israel
March 25, 1996

HAFT & HAFT & CO.
[ LETTERHEAD ]





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------



     As independent public accountants of Nir Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.





                                           --------------------------
March 25, 1996                              H.H.S.L. Haft & Haft & Co.
                                      Certified Public Accountants (Isr.)

Kesselman          Coopers
& Kesselman        & Lybrand


   [ LETTERHEAD ]




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants of Ophir Holdings Ltd., we hereby consent to the incorporation of our report dated March 3, 1996 on the financial statements of Ophir Holdings Ltd. included in this form 10K, into Ampal-American Israel Corporation's previously filed Registration Statement File No. 33-51023, and No. 55137.







Tel-Aviv, Israel
  March 25, 1996

                         [KPMG Braude Bavly LetterHead]
                          Certified Public Accountants



March 26, 1996           Ref 4021
                         J:\L96\03\CONS



Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York  10105
U.S.A.


Re:  Consent of Independent Public Accountants

As independent public accountants we hereby consent to the incorporation of our report on the financial statements of Orlite Industries (1959) Ltd. for the year ended December 31, 1995, dated February 25, 1996, included in this Form 10K, into the Ampal American-Israel Corporation's previously filed Registration Statement File No. 33-51023, and No. 55137.



/s/ Braude Bavly
Braude Bavly
Certified Public Accountants

                              [SHLOMO ZIV & CO. LETTERHEAD]


                                                                  March 25, 1996



Arthur Andersen & Co.
1345 Avenue of the Americas
New York, N.Y.  10105
U.S.A.
- ------


Gentlemen,


Re:  Paradise Mattresses (1992) Ltd.
     Consent of independent public accountants
     -----------------------------------------



As independent public accountants of Paradise Mattresses (1992) Ltd., we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.



                                              Sincerely,



                                            /s/ Shlomo Ziv & Co.
                                           Shlomo Ziv & Co.
                                    Certified Public Accountants (Isr.)

(REUVENI, HARTUV, TEPPER & CO. LETTERHEAD)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants of Pri Ha'emek (Canned and Frozen Foods) 88 LTD, we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023 and No. 33-55137.



                              /s/Reuveni, Hartuv, Tepper & Co.
                              REUVENI, HARTUV, TEPPER & CO.
                              Certified Public Accountants (Isr.)

March 26, 1996

(DOV KAHANA & CO. LETTERHEAD)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------



As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Red Sea Marineland Holding
(1973) Ltd. dated March 11, 1996 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.



                              /s/Dov Kahana & Co.
                              DOV KAHANA & CO.
                              Certified Public Accountants (Isr.)

Ramat-Gan, March 25, 1996

(DOV KAHANA & CO. LETTERHEAD)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------



As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Red Sea Underwater Observatory Ltd. dated March 21, 1996 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.



                              /s/Dov Kahana & Co.
                              DOV KAHANA & CO.
                              Certified Public Accountants (Isr.)

Ramat-Gan, March 25, 1996

(FRIEDMAN, SHAPIRA, GOLDSTEIN, SITERMAN & CO. LETTERHEAD)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants Of Renaissance Investment Co. Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.



                              /s/Friedman, Shapira, Goldstein,
                              Siterman & Co.
                              FRIEDMAN, SHAPIRA, GOLDSTEIN,
                              SITERMAN, & CO.
                              Certified Public Accountants

March 25, 1996

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants of Shmay Bar Real Estate (1993) Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.



                              /s/Kost, Levary and Forer
                              KOST, LEVARY, AND FORER
                              Certified Public Accountant(Israel)

Tel Aviv, Israel
March 25, 1996

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants of Shmay Bar (T.H.) 1993 Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023. and No. 55137.



                              /s/Kost, Levary and Forer
                              KOST, LEVARY, AND FORER
                              Certified Public Accountant(Israel)

Tel-Aviv, Israel
March 25, 1996

(REUVENI, HARTUV, TEPPER & CO. LETTERHEAD)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants of The Snow and Cool Palace (Limited Partnership), we hereby consent to the incorporation of our report included in this Form 10K, into the Limited Partnership's previously filed Registration Statement File No. 33-51023 and No. 55137.



                              /s/Reuveni, Hartuv, Tepper & Co.
                              REUVENI, HARTUV, TEPPER & CO.
                              Certified Public Accountants (Isr.)

March 26, 1996

(ALMAGOR & Co. C.P.A.(Isr.) LETTERHEAD)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------


As independent public accountants of Teledata Communications Ltd., we hereby consent to the incorporation of our report on the consolidated financial statements of Teledata Communications Ltd. dated February 12, 1996 included in this Form 10-K, into the previously filed Registration
Statement File No. 33-51023 and  No. 55137 of Ampal American Israel
Corporation.



                              /s/Almagor & Co.
                              ALMAGOR & CO.
                              Certified Public Accountants
                              March 25, 1996

(IGAL BRIGHTMAN & CO. LETTERHEAD)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------



As independent public accountants of TRINET INVESTMENTS IN HIGH-TECH LTD., we hereby consent to the incorporation of our report dated February 22, 1996, included in this Form 10-K (relating to the financial statements of TRINET INVESTMENTS IN HIGH-TECH LTD. not included herein), into the Company's previously filed Registration Statements No. 33-51023 and
No. 33-55137.



/s/Igal Brightman & Co.
IGAL BRIGHTMAN & CO.
Certified Public Accountants (Isr.)

March 25, 1996

(IGAL BRIGHTMAN & CO. LETTERHEAD)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------


As independent public accountants of TRINET VENTURE CAPITAL LTD., we hereby consent to the incorporation of our report dated February 22, 1996, included in this Form 10-K (relating to the financial statements of TRINET VENTURE CAPITAL LTD. not included herein), into the Company's previously filed Registration Statements No. 33-51023 and No. 33-55137.



/s/Igal Brightman & Co.
IGAL BRIGHTMAN & CO.
Certified Public Accountants (Isr.)


March 25, 1996

(KESSELMAN & KESSELMAN (Isr.) LETTERHEAD)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants of U.D.S. - Ultimate Distribution Systems Ltd., we hereby consent to the incorporation of our report dated March 14, 1996 on the financial statements of U.D.S. - Ultimate Distribution Systems Ltd. included in this Form 10-K, into Ampal-American Israel Corporation's previously filed Registration Statement File No. 33-51023, and No. 55137.



                                       /s/Kesselman & Kesselman

Tel-Aviv, Israel
March 25, 1996